EXHIBIT 32.2

PLANDAI BIOTECHNOLOGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Plandai Biotechnology, Inc. (the Company) on Form 10-Q  for the period  ended September 30, 2013 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Roger Duffield, Chief  Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Roger Duffield and will be retained by Plandai Biotechnology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 19, 2013

by: /s/ Roger Duffield

Roger Duffield

Chief Financial Officer

(Principal Financial Officer)